                                                           EXHIBIT 23(d)(iii)(b)

                                   SCHEDULE A
                             DATED NOVEMBER 14, 2002
                                       TO
                               ADVISORY AGREEMENT
                             DATED NOVEMBER 1, 1999
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                         ROXBURY CAPITAL MANAGEMENT, LLC

                           WT Large Cap Growth Series
                                 Mid Cap Series
                             Small Cap Growth Series

                                   SCHEDULE B
                             DATED NOVEMBER 14, 2002
                                       TO
                               ADVISORY AGREEMENT
                             DATED NOVEMBER 1, 1999
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                         ROXBURY CAPITAL MANAGEMENT, LLC

                                  FEE SCHEDULE

                                                  ANNUAL FEE AS A % OF
PORTFOLIO                                      AVERAGE DAILY NET ASSETS
---------                                      ------------------------
WT Large Cap Growth Series               .55% of the Series' first $1 billion
                                         of average daily net assets; .50% of
                                         the Series' next  $1 billion of
                                         average daily net assets; and .45% of
                                         the Series' average daily net assets
                                         over $2 billion.

Mid Cap Series                           .75% of the Series' first $1 billion
                                         of average daily net assets; 0.70% of
                                         the Series' next $1 billion of average
                                         daily net assets; and 0.65% of the
                                         Series' average daily net assets over
                                         $2 billion.

Small Cap Growth Series                  1.00% of the Series' first $1 billion
                                         of average daily net assets; 0.95% of
                                         the Series' next $1 billion of average
                                         daily net assets; and 0.90% of the
                                         Series' average daily net assets over
                                         $2 billion.